UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2004

SLM EDUCATION CREDIT FUNDING LLC

(Exact name of registrant as specified in its charter)

Depositor of

the SLM Private Credit Student Loan Trust 2002-A,
the SLM Private Credit Student Loan Trust 2003-A,
the SLM Private Credit Student Loan Trust 2003-B, and
the SLM Private Credit Student Loan Trust 2003-C.

Delaware	333-98169/333-109004	04-3480392

(State or other	(Commission File Numbers)
Jurisdiction of		(I.R.S. employer
Incorporation)		Identification No.)

20 Hemingway Drive
East Providence, RI 02915
(Address of principal executive offices)

Registrant’s telephone number, including area code: (401) 438-4500

Exhibit Index appears on Page 3

Item 5. OTHER EVENTS

On March 15, 2004,

•	the SLM Private Credit Student Loan Trust 2002-A made its sixth;

•	the SLM Private Credit Student Loan Trust 2003-A made its fourth;

•	the SLM Private Credit Student Loan Trust 2003-B made its third; and

•	the SLM Private Credit Student Loan Trust 2003-C made its second regular quarterly distribution of funds to holders of their Student Loan-Backed Notes. The trust also distributed its Quarterly Servicing Reports dated as of February 29, 2004 to its Certificateholders and Noteholders of record.

     The Registrant is filing the Quarterly Servicing Reports reflecting the Trust’s activities for the period ended February 29, 2004 as an Exhibit to this Form 8-K.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

19.1 Quarterly Servicing Reports

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2004

SLM EDUCATION CREDIT FUNDING LLC

By:	/s/ MARK L. HELEEN

Name: Mark L. Heleen
Title: Vice President

Exhibit Index appears on Page 3

INDEX TO EXHIBIT

		Sequentially
		Numbered
Exhibit Number	Exhibit	Page

19.1	Quarterly Servicing Reports	3

Exhibit Index appears on Page 3